SUBSEQUENT EVENTS	12 Months Ended
Jul. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

On July 29, 2019, the Company made a deposit of $1,277,514 (HKD10 million) with Manulife in order to purchase a long-term life insurance investment instrument from Manulife to earn interest income, with ATIF Limited as the insurance beneficiary. The insurance policy agreement became effective on August 3, 2019 (see Note 8).

In order to expand into the United States market, the Company plans to establish a new subsidiary in the United States. On August 16, 2019, the Company entered into an operating lease agreement to lease an office space in Rancho Cucamonga, California. The lease term is three years from September 1, 2019 to August 31, 2022 at total rental expense of $175,662 for the current lease term (see Note 15).

On November 4, 2019, Shenzhen Court of International Arbitration notified Qianhai regarding the request for arbitration initiated by Huale Group Co., Limited ("Huale") related to a Going Public Consulting Service Agreement dated March 2, 2017, by and between Qianhai and Huale. Huale claimed that Qianhai failed to refund a deposit of $300,000 after the parties terminated the agreement. Huale asserted its claim at $300,000 (RMB2,073,750), plus any related arbitration fees. On November 14, 2019, Qianhai submitted a counterclaim request, claiming that the $300,000 shall not be refunded since it constituted service fees for consulting services provided to Huale by Qianhai pursuant to the Going Public Consulting Service Agreement. Qianhai asserted its counterclaim for legal fees of RMB88,000, plus any related arbitration fees and travel, translation, and other expenses related to this arbitration proceeding. Qianhai intends to vigorously defend itself and pursue its counterclaim in this proceeding. Management does not expect this arbitration proceeding to have a material adverse effect on the Company's business, financial condition, or results of operations.